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Investor Presentation January 2020

1 Disclaimer This presentation is for informational purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any equity, debt or other financial instruments of PAE Holding Corporation (“PAE” or the “Company”)or Gores Holdings III, Inc. (“Gores”) or any of PAE’s or Gores’ affiliates’ securities (as such term is defined under U.S. federal securities laws). This presentation has been prepared to assist interested parties in making their own evaluation with respect to the proposed business combination and for no other purpose. PAE and Gores assume no obligation to update or keep current the information contained in this presentation, to remove any outdated information or to expressly mark it as beingoutdated. No securities commission or securities regulatory authority or other regulatory body or authority in the United States or any other jurisdiction has in any way passed upon the merits of, or the accuracy and adequacy of, this presentation. You should not construe the contents of this presentation as legal, accounting, business or tax advice and you should consultyour own professional advisors as to the legal, accounting, business, tax, financial and other matters contained herein. No representation or warranty, express or implied, is or will be given by Gores nor PAE or any of their affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information in this presentation (including as to the accuracy or reasonableness of statements, estimates,targets, projections, assumptions or judgments) or any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation ofa possible transaction. Accordingly, none of Gores and PAE or any of their respective affiliates, directors, officers, employees, or advisers or any other person shall be liable for any direct, indirect, or consequential loss or damages suffered by any person as a result of relying on any statement in or omission fromthis presentation and any such liability is expressly disclaimed. Certain information contained herein has been derived from sources prepared by third parties. While such information is believed to be reliable for the purposes used herein, none of Gores’, PAE’s, their respective affiliates, nor Gores’, PAE’s or their affiliates’ directors, officers, employees, members, partners, shareholders, or agents makes any representation or warrantywith respect to the accuracy of such information. Use of Projections This presentation contains financial forecasts with respect to certain financial measurements of PAE, including, but not limited to PAE’s projected Revenue, Free Cash Flow and Adjusted EBITDA for PAE’s fiscal years 2019 through 2021. Neither Gores’ independent auditors, nor the independent registered public accounting firm of PAE, audited, reviewed, compiled, or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this presentation. These projections should not be relied upon as being necessarily indicative of future results. Neither Gores nor PAE undertakes any commitment to update or revise the projections, whether as a result of new information, future events or otherwise. In this presentation, certain of the above-mentioned projected information has been repeated (in each case, with an indication that the information is an estimate and is subject to the qualifications presented herein), for purposes of providing comparisonswith historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Accordingly, there can be no assurance that the prospective results are indicative of the future performance of Gores or PAE or that actual results will not differ materially from those presented in the prospective financial information. Inclusion ofthe prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved. Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “forecast,” “intend,” “seek,” “target,” “anticipate,” “believe,” “expect,” “estimate,” “plan,” “outlook,” and “project” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Such forward-looking statements include projected financial information. Such forward-looking statements with respect to revenues, earnings, performance, strategies, prospects and other aspects of the businesses of Gores, PAE or the combined company after completion of any proposed business combination are based on current expectations that are subjectto risks and uncertainties. A number of factors could cause actual results or outcomes to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to: (1) the inability to complete the transactions contemplated by theproposed business combination; (2) the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, and the ability of the combined business to grow and manage growth profitably; (3) costs related to the proposed business combination; (4) changes in applicable laws or regulations;(5) the inability to successfully retain or recruit officers, key employees or directors following the proposed business combination; (6) effects of Gores’ public securities’ liquidity and trading; (7) the market’s reaction to the proposed business combination; (8) the lack of a market for Gores’ securities; (9) Gores’ and PAE’s financial performance following the proposed business combination; (10) the possibility that PAE or Gores may be adversely affected by other economic, business, and/or competitive factors; and (11) other risks and uncertainties indicated from time to time in the final prospectus of Gores, including those under “Risk Factors”therein, and other documents filed or to be filed with the Securities and Exchange Commission by Gores. You are cautioned not to place undue reliance upon any forward-looking statements, including the projections, which speak only as of the date made. Neither Gores nor PAE undertake any commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, forward-looking statements, including any projections or analysis, should not be viewed as factual and should not be relied upon as an accurate prediction of future results. The forward-looking statements contained in this presentation are based on our current expectations and beliefs concerning future developments and their potential effects on Gores and PAE. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control), or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual resultsmay vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update orrevise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws. Accordingly, you should not put undue reliance on these statements. Industry and Market Data In this presentation, Gores and PAE rely on and refer to information and statistics regarding market shares in the sectors in which PAE competes and other industry data. Gores and PAE obtained this information and statistics from third-party sources, including reports by market research firms. Gores and PAE have supplemented this information where necessary with information from discussions with PAE customers and its own internal estimates, taking into account publicly available information about other industry participants and PAE’s management’s best view as to information that is not publicly available. Use of Non-GAAP Financial Measures This presentation includes non-GAAP financial measures, including Pro Forma (PF) Revenue, earnings before interest, taxes, depreciation and amortization (“EBITDA”), Adjusted EBITDA, Pro Forma Adjusted EBITDA and Free Cash Flow (“FCF”). Pro Forma Revenue adjusts for the restructured ASC contract to normalize historical performance relative to new contract terms. Adjusted EBITDA is defined as EBITDA, as adjusted as described in this presentation for historical costs and estimated cost savings and synergies. Pro Forma Adjusted EBITDA is defined as Adjusted EBITDA, as described in this presentation as adjusted for the restructured ASC Contract, estimated public company costs and other pro forma cost savings. Free Cash Flow is defined as EBITDA minus capital expenditures. PAE believes that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to PAE’s financial condition and results of operations. PAE’s management uses these non-GAAP measures to compare PAE’s performance to that of prior periods for trend analyses, for purposes of determining management incentive compensation, and for budgeting and planning purposes. These measures are used in monthly financial reports prepared for management and PAE’s board of directors. Gores and PAE believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends. Management of PAE does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. Other companies may calculate non-GAAP measures differently, and therefore the non-GAAP measures of PAE included in this presentation may not be directly comparable to similarly titled measures of other companies. Additional Information In connection with the proposed business combination, Gores has filed with the SEC a preliminary proxy statement and intends to file with the SEC a definitive proxy statement and will mail the definitive proxy statement and other relevant documentation to Gores stockholders. This investor presentation does not contain all the information that should be considered in the proposed business combination. It is not intended to form any basisof any investment decision or any other decision in respect to the proposed business combination. Gores stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto, and the definitive proxy statement, when available,in connection with Gores’ solicitation of proxies for the special meeting to be held to approve the transactions contemplatedbythe proposed business combination because these materials will contain important information about PAE, Gores and the proposed transactions. The definitive proxy statement will be mailed to Gores stockholders as of a record date to be established for voting on the proposed business combination when it becomes available. Stockholderswill also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at https://www.sec.gov/ or by directing a request to Gores Holdings III, Inc., c/o The Gores Group LLC, 9800 Wilshire Boulevard, Beverly Hills, CA 90212,attention: Jennifer Kwon Chou (jchou@gores.com). This presentation shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. Participants in the Solicitations Gores and its directors and officers may be deemed participants in the solicitation of proxies of Gores stockholders in connection with the proposed business combination. Gores stockholders and other interested persons may obtain, without charge, more detailed information regarding directors and officers of Gores in Gores Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 18, 2019.Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Gores’ stockholders in connection with the proposed business combination will be included in the proxy statement Gores intends to file with the SEC.

Presenters and Senior Leadership PAE Gores Holdings III John Heller Charles Peiffer Alec Gores Mark Stone CEO CFO Sponsor / Director Sponsor / Director ï® Joined PAE in December ï® Joined PAE in April 2014ï® Chairman of Gores ï® CEO of Gores Holdings III 2013 Holdings III ï® Previously SVP and CFO ï® Previously CEO of Gores ï® Led the company’s organic at IAP Worldwide Solutions. ï® Founder, Chairman and Holdings, Inc. and Gores and inorganic growth from Prior to IAP, served as VP CEO of The Gores Group Holdings II, Inc. and Board $1.3bn of revenue when he of Finance and CFO at member of Hostess joined to over $2.5bn today Fluid Technologies ($3.5bn ï® More than 35 years of Brands, Inc. segment of ITT1), where he experience as an ï® Previously SVP and COO successfully integrated 8 entrepreneur, operator and ï® Member of The Gores of Engility1 following its acquisitions in 6 years private equity investor Group Investment spin-off from L-3 Committee and previously Communications1ï® Has held other leadership ï® Has invested in more than President of Gores’ roles at Avaya 100 portfolio companies worldwide operationsï® Served 5 years in U.S. Communications1, Lucent through varying Army in various leadership Technologies1, macroeconomic ï® Served as Executive positions as a logistics AlliedSignal1, Martin environments Chairman and/or CEO of officer Marietta and GE1 several Gores portfolio companies 1 Represents position(s) held at company when publicly listed 2 Note: Gores Holdings III is a separate entity from The Gores Group. The Gores Group makes no representations of the information contained within, nor should this information be considered if making an investment decision with regard to the Gores Group and its affiliated funds/family office operations

Overview of Gores Holdings III and Platinum Equity Gores Holdings III Platinum Equity ï® Success to date on first two SPACs: Gores Holdings and its ï® Founded in 1995, headquartered in Beverly Hills with principal acquisition of Hostess Brands (“Hostess”) as well as Gores offices in New York, Greenwich, Boston, London and Singapore Holdings II and its acquisition of Verra Mobility (“Verra”)ï® $19bn in AUM; closed fourth fund with $6.5bnï® Hostess and Verra stock prices were up 62% and 34%, respectively, 6 months after each deal closed1ï® Completed more than 250 acquisitionsï® As part of these transactions, Gores was successful at raising a $350mm and $400mm PIPE for Hostess and Verra, ï® Current portfolio includes approximately 40 companies respectively representing over $30bn in revenue ï® Strong history of acquiring market-leading businesses and creating long-term, sustainable value through organic growth, M&A and operational improvements Gores Group Heritage ï® 30-year track record of successful investments across multiple sectorsï® Raised over $4 billion of capital across multiple private equity fundsï® 49 corporate divestitures completed to dateï® Headquarters in Beverly Hills with offices in Boulder, CO European Business 1 Calculated using $10.00 share price 3 Note: Gores Holdings III is a separate entity from The Gores Group. The Gores Group makes no representations of the information contained within, nor should this information be considered if making an investment decision with regard to the Gores Group and its affiliated funds/family office operations

PAE is a Highly Attractive Asset Built for Success Key highlights Leading provider of mission-critical services to US Government and Armed 15% 97% Forces backed by a highly respected 2013A – 2018A Revenue CAGR1 Industry-leading FCF conversion2 brand with a 60+ year history of success Diversified customer base with long-term $6.8bn $1.9bn contracts provides stable and predictable Backlog3 Funded backlog3 +42% from 2015 performance Solid organic growth, proven material $15.4bn $32.8bn margin expansion strategy, led by a world- Bid submits4 Pipeline5 class management team +133% from 2016 +87% from 2016 Highly visible forward growth story 85% $20bn+ supported by strong end-market Of 2020E Revenue from existing IDIQ ceiling value dynamics, robust backlog and hearty M&A contracts pipeline 35+ years Exceptionally strong free cash flow, 7.3 years Average relationship length with Average length of contract6 key customers delivering acquisition capacity and/or rapid deleveraging Source: PAE management 1 Represents compound annual growth rate. Based on as reported financials 2 FCF conversion defined as (EBITDA less Capex) / Adjusted EBITDA. Represents 2018A performance. ~60 20,350 Based on as reported financials 3 As of Q3 2019A Countries with PAE presence Members in global workforce 4 Total submits over course of 2018 5 As of May 2019 6 Reflects total length of top current contracts weighted by 2018A revenue. Based on as reported financials Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 4 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Agenda 1 Business Overview 2 Growth Strategy 3 Financial Detail 4 Transaction Summary 5

1. Business Overview

PAE Provides a Broad Range of Mission-Critical Services to US Government, Armed Forces and International Partners $2,797mm 2020E revenue $174mm 2020E Adj. EBITDA Global Mission Services (“GMS”) National Security Solutions (“NSS”) Logistics & Stability Infrastructure Force Counter-Threat Information Operations Management Readiness Solutions Optimization 2020E Adj. EBITDA contribution %1 2020E Adj. EBITDA contribution %1 Adj. EBITDA GMS Adj. EBITDA NSS 66% 34% $115mm $59mm Revenue Revenue $2,095mm $702mm EBITDA Margin EBITDA Margin 5.5% 8.4% Top Customers Top Customers US DoS US Navy NASA US DHS US DoJ Intel Source: PAE management 1 2020E Adj. EBITDA contribution 7 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Global Mission Services: Provides Mission-Critical Global Logistics, Infrastructure Management and Force Readiness Solutions Key financials – 2020E Service area – segment details Logistics & Stability Operations Infrastructure Management Force Readiness Revenue $2,095mm 26% of GMS Revenue1 42% of GMS Revenue1 32% of GMS Revenue1 ï® Lifecycle Logistics Operations:ï® Mission Operations Support: ï® Provides logistics and vehicle Provides OCONUS logistics Operates and manages maintenance worldwide support and life support services infrastructure for military/civilian Adj. EBITDA $115mmï® Supports a fleet of rotary and fixed agencies ï® Humanitarian and Stability wing aircraft for US and ï® Space Development and Operations: Supports missions in International customers Operations: Supports command remote and challenging and control operations for NASA environments ï® Test and Training Ranges: % Margin 5.5% Supports ranges to test equipment for the DoD BLISS NASA SACOM TACOM NMS Provides life support services such as Maintains and operates Stennis Provides vehicle maintenance and food, fuel, fire fighting and waste Space Center and Michoud logistics support for Contract Example management to the DoS and DoD at assembly facilities Afghan Military Forces multiple sites Customer breakout2 Contract type2 Key statistics Other T&M ~6,000 ~6,700 5% Navy 18% 4% International CONUS Workforce Across OCONUS Workforce 5% DoD 40 States on 115 Sites on 102 Sites Fixed DHS 7% 41% 76 price #1 Cost plus Camps and Facilities 22% Provider to High-Threat NASA 74% Constructed on African Air Force Embassies 12% Continent 12% 13 #1 Provider of Test and Training Embassy and Consulate Range Services to the US Army Locations Supported Navy DoS 31% 11% 900+ Total Aircraft Sustained & 37 #1 Largest Facility Contractor Distinct Aircraft Types for NASA Source: PAE management Maintained 1 Based on 2020E revenue 2 Percentages based on 2018A GMS revenue. Based on as reported financials before ASC606 impact 8 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

National Security Solutions: Enables Counter-Threat Missions and Information Optimization Key financials – 2020E Service area – segment details Counter-Threat Solutions Information Optimization Revenue $702mm 49% of NSS Revenue1 51% of NSS Revenue1 ï® Training Support: Provides training services supportï® Business Process Outsourcing: Provides business processing outsourcing services to government agencies including: Adj. EBITDA $59mmï® Intelligence Mission Support: Provides global operations support for intelligence missions ïƒ~ Visa and passport application processing ï® Counter-Terrorism Solutions: Provides services related to the implementation of homeland securityïƒ~ Immigration benefits processing % Margin 8.4% ïƒ~ Litigation support ETSC ASC Supports the Program Executive Office for Simulation, Operates over 100 USCIS application support centers to Contract Example Training and Instrumentation (PEO-STRI) validate qualifications for immigrant benefits Customer breakout2 Contract type2 Key statistics Other Cost plus ~7,200 90%+ USPS 5% 12% CONUS Workforce & ~200 of Personnel Hold Some 9% OCONUS Workforce Form of Clearance DHS T&M DoS 32% ~74% 400k+ 45% 11% of Personnel are Covered by Government Personnel the Service Contract Act Trained Fixed price Classified SOCOM 43% 140k+ 160mm+ 12% IEDs Technically and Facial Recognition 8% Forensically Exploited Transactions Performed Army DOJ DoD ~40k Air 5% 18mm+ 15% Navy 16% Cases of Litigation / Legal Biometric Captures Force 3% Support Source: PAE management 1% 1 Based on 2020E revenue 2 Percentages based on 2018A NSS revenue. Based on as reported financials before ASC606 impact 9 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

PAE Has Established Deep Global Reach With Significant Investment in Infrastructure and Presence Across ~60 Countries Europe Middle East Workforce 1,376 Contracts 21 Workforce 2,343 North America % Revenue 1% Contracts 52ï,§ Operations Center Workforce 14,016 % Revenue 25% Tokyo, Japan Contracts 292 % Revenue 53% Operations Centers Corporate HQ Shared Services ï,§ Center Dubai, U.A.E. ï,§Kampala, Uganda Market segments Asia Africa Lifecycle Logistics Operations Workforce 1,633 Humanitarian & Stability Operations Workforce 322 Contracts 11 Mission Operations Support Contracts 84 % Revenue 8% Space Development and Operations % Revenue 6% South America Test and Training Ranges Force Readiness Workforce 188 Training Support Contracts 8 Intelligence Mission Support % Revenue 2% PAE operations Counter-Terrorism Solutions Antarctica Business Process Outsourcing Workforce 478 Contracts 1 % Revenue 1% Unmatched global presence combined with differentiated local knowledge provides PAE with a strong competitive position Source: PAE management 10 Note: Revenue percentages based on 469 contracts; Excludes classified contracts and contracts attributable to multiple geographies

Key Investment Highlights ositioned to Deliver Growth and Drive Value Creation 1 2 3 4 5 6 7 Highly Premier Well- Industry- Proven Attractive World-Class Recurring Brand Established Leading FCF Growth Sector Management Business Recognition Platform Conversion Strategy Dynamics Team Model Trusted provider Relationships with Underscored by Enabling de- Multiple organic and Driven by the Exceptional track of outsourced key government long-term contracts, leveraging and inorganic levers to critical nature of record of proven solutions for agencies built over large backlog, acquisition capacity drive growth in a services, strong execution enduring missions decades, require sticky and growing highly fragmented cyclical resilience of US government global scale, revenue base – industry and highly visible and international combination of trust serving critical and forecasted industry partners for 60+ and security complex needs of spend outlook years clearances and the US government access to qualified customer and vetted labor 11

1 Demonstrated Ability to Leverage Brand and Expertise to Win Contracts Recent performance Why we win Key focus areas ï® Lean, highly competitive cost structure Smart servicesï® Close relationships with customers provide competitive advantage Tech enterprise integration $15.4bnï® High quality, capture and pricing to win Total submits1ï® Regularly exceed customer service and quality expectations Communities of interest +8.8bn / 133% from 2016ï® Global operational ability and experience Next gen strategy execution ï® Extraordinary breadth of capabilities ï® Demonstrated ability to win largest and most complex Strategic pricing contractsï® Proprietary software tool provides greater customer insights Shape RFP on tracking KPIs $1.9bn Key flagship wins in 2018 and YTD 2019 Funded backlog2 Key contract Service area Market segment Total contract value ($mm) Lifecycle Logistics LOGCAP V Operations $82,0003 ETSC Training Support $2,4003 Humanitarian and Stability GATA Operations $9923 Counter-Terrorism DTRA CTRIC III Solutions $9703 Space Development and $4.8bn NASA-Kennedy O&M $600 Operations Unfunded backlog2 Classified Contract Intelligence Mission Support $307 Business Process ASC $295 Outsourcing Source: PAE management 1 Total submits over the course of 2018 2 12 As of Q3 2019A 3 IDIQ Ceiling Value

2 Well-Established Relationships With Key Government Agencies Built Over Decades, Unique Domain Knowledge, Global Scale and Access to World-Class Qualified and Vetted Personnel ï® Trusted brand and reputation for delivering critical services to support vital US priorities around the world forged over six decades of history Long-Term Relationships With 1ï® Long-standing relationships including the DoD (60+ years), Intelligence Key Government Agencies Community (50+ years) and DoS (40+ years) ï® Hard-to-replicate global presence with operations and extensive Services Require Combination infrastructure across 60+ countries on all 7 continents 2 of Global Scale and ï® Lean and nimble operations enable ability to execute quickly and effectively Local Knowledge Established ï® infrastructure with experienced workforce of over 20,000 personnel worldwide ï® The majority of PAE contracts require employees to be vetted by the US government including at top secret and higher levels Security Clearance 3ï® Personnel who combine the skills and clearance levels needed are limited Requirements in the US, and even more so in many of the areas where PAE provides its services (e.g., Africa, Middle East) ï® PAE contracts require hard-to-find capabilities, such as technical knowhow and local contacts, in areas of the world where few companies have Labor extensive networks of talent 4 Requirements Significant historical investments in training for personnel to execute work ï® orders globally — local business culture, legal environment, challenges of operating in austere and hostile environments Source: PAE management 13

3 PAE’s Deeply Entrenched Customer Relationships and Diverse Portfolio of Long-Tenured Contracts Create a Sticky Base Business Long-term customer base Geographic diversity2 Average contract length1: 7.3 years Africa South America 6% 2% Europe Other 1% 7% DHS Asia Pacific 8% 15+ Years US 53% Middle East 23% Int’l Orgs Contract diversity2 20+ Years A B 7% 7% C 6% D All other 6% Other Civilian Agencies contracts E 35+ Years 55% 5% F H G 5% I 4% 2 4% Contract type 3% Department of State T&M 40+ Years 14% Fixed price Cost plus Intelligence Community 27% 58% 50+ Years Prime vs. sub-contracts2 Sub Department of Defense 6% 60+ Years Source: PAE management Prime 1 Reflects total length of top current contracts weighted by 2018A revenue. Based on as reported financials before ASC606 impact 94% 2 Percentages based on 2018A revenue. Based on as reported financials before ASC606 impact 14 Note: Figures may not tie due to rounding

3 Robust Backlog Supports Long-Term Visibility into Recurring and Growing Revenue Base High backlog / sales coverage ($bn)1 Historical backlog ($bn) 2.5x 42.4% increase $6.8 $6.8 $6.0 $5.5 $5.6 $1.8 $4.8 $0.5 $1.4 $1.5 $0.8 $2.7 $5.0 $4.9 $4.1 $4.6 $3.9 Backlog PF LTM Revenue 2015A 2016A 2017A 2018A 9/30/19A NSS (%): 17% 9% 27% 23% 27% GMS (%): 83% 91% 73% 77% 73% Historical pipeline ($bn) Projected revenue ($mm) 87.4% increase Existing3 Recompete New business $32.8 $2,797 $2,911 $2,722 $266 $150 $499 $18.3 $17.5 $701 $4.7 $2,722 $2,381 $14.5 $1,711 $12.8 2016A Current 2 2019E 2020E 2021E NSS (%): 27% 56% 85% of 2020E revenue from existing contracts GMS (%): 73% 44% Source: PAE management 1 Backlog and LTM revenue as of 09/30/19 2 As of May 2019 3 All IDIQ sales included in existing revenue Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 15 Note: Recompete is probability weight adjusted for month that contract ends Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

4 Compelling Free Cash Flow Generation With Minimal Capital Requirements Supports De-Leveraging and Incremental Acquisition Capacity Free cash flow ($mm) ï® Maintains high free cash flow % FCF as % of Adj. EBITDA Adj. EBITDA CapEx conversion with an average yield of 97%+ $5 $5 $6 $5 1 ï® Predictable cash flows with strong $6 visibility due to diverse portfolio of stable long-term contracts $187 $174 $142 $157 $161 ï® Minimal capex requirements to support continued growth PF2017A PF2018A 2019E 2020E 2021E ï® Highly efficient cost structure 95% 96% 97% 97% 97% Pro forma capital structure offers capacity for meaningful M&A2 PAE net leverage profile Day 1 M&A capacity ~5.0x Illustrative 7.0x 10.0x 3.4x Transaction Range LTM EBITDA LTM EBITDAï® Proven integration expertise ï® Rapid, substantial Acquired synergy capture $25 $50 $100 $25 $59 EBITDA ï® Free cash flow profile PF Net allows rapid de-At close Illustrative capacity 3.8x 4.2x 4.6x 4.2x 5.0x Leverage leveraging Source: PAE management 1 Excludes one-time Costpoint implementation expense 2 Net leverage based on EBITDA values that do not include public company costs and JV-related EBITDA adjustment Note: Historical periods pro forma for acquisitions. M&A Capacity does not assume any fees and expenses. Synergies ~25% of acquired EBITDA and 50% synergy credit for leverage Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under 16 “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

5 Proven Strategy for Expanding Customers and Capabilities With Opportunity to Further Penetrate Adjacent Markets 2013A 2018A +2020E members in global ~8,100 ~20,350ïƒ¼ $50bn+ Total Addressable Market workforce ïƒ¼ Consistent organic growth in PAE’s core markets, supported by the government’s contracts ~190 ~515 focus on near-term readiness and recent budget increases service areas1 3 5ïƒ¼ Continued evolution of PAE’s faster total growing, higher margin NSS business addressable ~$19.7bn ~$37.5bnïƒ¼ Margin expansion on current contracts market driven by PAE operating disciplineïƒ¼ Opportunity to consolidate fragmented industry select Army DHS USAF DoJ customersïƒ¼ Acquisitions continue to broaden Army USAF DoS Navy capabilities, customer access and DoS DTRA Intel Navy SOCOM addressable market selectïƒ¼ Significant synergy capture accelerating competitors EBITDA growth PAE has successfully transformed into a prominent services provider to the US government on a global scale 2 $2,797 mm) $2,609 ( $ Revenue $1,296 2013A 2014A 2015A 2016A 2017A 2018A 2019E 2020E Source: PAE management; Avascent Market Study 1 2013A includes Logistics & Stability Operations, Infrastructure Management and Force Readiness; 2018A includes Logistics & Stability Operations, Infrastructure Management, Force Readiness, Counter-Threat Solutions and Information Optimization 2 Historical financials are on an as reported basis 17 Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

6 Strong Cyclical Resiliency and Stable Growth Tailwinds Support Attractive Sector Dynamics… US government base budget appropriations by selected segments ï® Consistent federal services budget Department of Homeland Security ï® DHS budget growth bolstered by growth in recent years accompanied by +6.2% positive outlook heightened border security initiatives, cybersecurity concerns and a continuously expanding ï® PAE’s contracts draw a substantial national security mandate percentage of funding from stable 2016A 2017A 2018A 2019E portions of the government budget, with little dependence on wartime or Intel community +4.7%ï® Intelligence budget growth driven by emergency funding rising threats from state and non-state actors, cybersecurity concerns and a continued emphasis on ï® Growth within PAE’s core markets will be driven by DoD’s focus on near-term national security 2016A 2017A 2018A 2019E readiness – mission, training and equipment services Department of Defense +5.7%ï® DoD budget growth reflects the department’s sustained commitment PAE customer breakout1 to modernization and improved readiness for US armed forces Int’l Classified DoJ 2016A 2017A 2018A 2019E 4% 4% 3% Navy 14% DoD Other 35% NASA ï® NASA budget benefitting from 7% Army +3.7% Presidential and Congressional 10% NASA investments focused on human 9% Air space exploration Force 9% 2016A 2017A 2018A 2019E SOCOM DHS Department of State 2% +0.2%ï® DoS budgets for PAE-addressable 13% market segments expected to DoS remain stable and enjoy bipartisan 26% support 2016A 2017A 2018A 2019E Source: US Office of Management and Budget Source: PAE management 18 1 Percentages based on 2018A revenue. Based on as reported financials before ASC606 impact

6 …Driving Confidence in the Overall Spend Outlook Across PAE’s Service Offering End Markets Spend outlook by service offering end markets ($bn) ï® Key customers: Army, DoS, Other DoD, UN, USAF, Navy 19% of ï® Key macro trends & drivers: $5.4 $6.2 PAE ï® Ongoing requirement for embassy services EBITDA1ï® Evolving threat environment ï® Increasing adoption of humanitarian training GFY18 GFY23Eï® Key customers: USAF, Navy, Army, Other DoD, DoS, DoE, NASA, DHS, NSF 28% of $8.4 PAE ï® Key macro trends & drivers: $7.2 ï® Cross-customer emphasis on modernization, sustainment EBITDA1 ï® Broad customer needs drive a fragmented BOS2 market ï® High-end range engineering led by large players GFY18 GFY23E ï® Key customers: Army, Navy, USAF, Other DoD, DoS, NATO, DHS ï® Key macro trends & drivers: $9.1 19% of $7.2 PAE ï® Increased focus on aviation mission readiness EBITDA1ï® Growing vehicle sustainment market GFY18 GFY23E ï® Key customers: Army, IC, Other DoD, DHS, USAF, Navy, DoS, Other FedCiv, DoJ $8.4 $10.7 15% of ï® Key macro trends & drivers: PAE ï® Consistent need for counter-threat solutions EBITDA1 ï® Increase in DoD service spend ï® Increase in Intelligence Community (IC) budget and facility investment GFY18 GFY23E ï® Key customers: IC, DoS/USAID, Army, DHS, USAF, USPS, DoJ, Other DoD, Navy, Other FedCiv $11.3 $9.4 18% of ï® Key macro trends & drivers: PAE ï® Widespread business process outsourcing can lead to higher margin EBITDA1 work ï® IC budget growth spurs analysis investment GFY18 GFY23E Source: Avascent Market Study 1 Based on 2020E amounts. Figures may not tie to 100% due to rounding 2 19 Represents Base Operating Support Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation”

7 PAE’s World-Class Management Team With Track Record of Outstanding Execution and Delivery Management team has successfully scaled business: Revenue growth ($bn)1 ï® Executed and integrated six acquisitions since 2011 $2.6ï® Public-company-ready management team $1.3 ï® Enduring customer relationships and reputation for strong performance ï® Focus on lean cost structure and continuous improvement 2013A 2018A Functional areas John Heller Chief Executive Officer Charles Peiffer Chief Financial Officer Charles Anderson Chico Moline Whit Cobb President, Global Mission President, National General Counsel Services Security Solutions ï,§ Former DoD Deputy General Major General Counsel Michael Aid Mark Rich Ken Myers US Army Aviation US Navy Defense and Security James Benton ï,§ Retired Army Colonel Rear Admiralï,§ Former Director of the Defense Chief Information Officer Threat Reduction Agencyï,§ Retired USMC First Sergeant John O’Neil Rich Greene Warren Stembridge DoD OCONUS DoS and USAID Intelligence Patricia Munchel Logisticsï,§ Former CFO of the ï,§ Retired CIA officer US DoS Chief Human Brigadier General Resources Officer Craig Franklin Ken Dowd US Air Force Army and Logistics Regina Galvin Major General ajor General Vice President, Marketing and Communications 5+ years 30+ years average tenure of senior average industry Source: PAE management management with PAE experience 1 Historical financials are on an as reported basis 20 Note: 2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606

2. Growth Strategy

Multiple Drivers of Growth for PAE 1 2 3 4 Strong Industry On-Contract Expanded M&A Tailwinds Growth Contract Opportunities Increased TAM, Spend Outlook by PAE’s Example: Adj. EBITDA for PAE Bid Submits Growth and Margin Expansion Service Offering End Markets Project B Contracts through M&A TAM GFY23E1 $15.4bn Logistics & Information Stability $45bn+ Optimization Counter- Operations Threat Infrastructure $37.5bn Solutions Mgt. $4.6bn $50bn+ Claims Force Processing Readiness GFY18 GFY23E 2014A EBITDA 2018A EBITDA 2017A 2018A Lab Intelligence Management Analysis Source: PAE management, Avascent Market Study 1 GFY23E includes impact of organic growth and M&A 22 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

The Federal Services Market Has Shown Steady Growth and Maintains a Positive 1 Outlook, on the Backbone of Stable Overall Defense Spending Contracted Services Spending by Federal Department ($bn) Commentary ïƒ¼ Rise of enduring threats has driven sustained growth in defense spending $600 $560 $513 ï® Chinese power projection $500 $478 $442 ï® Middle East / North Africa destabilization $400 ï® Resurgent Russia $300 ï® Continued Afghanistan deployment and risk of $200 terrorism $100ïƒ¼ DoD budget is forecasted to grow well into the next decade, reflecting a continued focus on near-term $—readiness and modernization 2015 2016 2017 2018 ï® Defense expenditures (excluding OCO2) have DoD Funding, 1998-2020E1($bn) been consistently ~3.5% of GDP over the past $1,200 decade Democratic Presidentï® Defense spend as a % of GDP does not materially $1,000 Republican President change with party representation in the White $800 House $600 ïƒ¼ PAE’s contracts are predominantly funded from stable $400 portions of the DoD budget, with little dependence on wartime or emergency OCO funding $200 ïƒ¼ PAE contracts are primarily critical, enduring missions $0 with no end date or dependence on operational tempo 10 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 20 2011 2012 2013 2014 2015 2016 2017 2018 2019E 2020E (e.g., embassy work) Source: FPDS Contracts; Bloomberg Government Data, Congressional Budget Office 1 Excludes state and local spending; Base budget indicates recurring budget for DoD; Nonbase Funding indicates OCO and GWOT (Global War on Terror) expenditures 23 2 Represents Overseas Contingency Operations

2 Exceptional Track Record of Year-Over-Year Growth and Margin Enhancement on Current Contracts Contract Adj. EBITDA ($mm) Commentary and key actions taken Project Aï® Negotiated highly profitable scope increases including: ï® Increased waste management responsibility ï® Renovations at existing facilities ï® Support services for additional site 2013A EBITDA 2018A EBITDAï® Continually reduced subcontractor costs via recompetitions and threat of insourcing work ï® PAE’s Project Excellence team designed Project B and implemented key process improvements: ï® Improved flow of operations ï® Standardized layout ï® Increased effectiveness of communication via visual management ï® Led to operational improvements at 8 sites 2014A EBITDA 2018A EBITDA enabling enhanced efficiency and headcount reduction PAE’s position on large complex contracts consistently provides opportunities for sole-source scope expansion and subsequent on-contract growth Source: PAE management 24 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation”

3 PAE is Positioned to Continue Capitalizing on Attractive Growth Prospects Total bids submitted will continue PAE has a robust pipeline of opportunities which to drive future growth does not include vast IDIQ value potential GMS NSS +936% $15.4bn $32.8bn Qualified pipeline $6.6bn $12.6bn Proposal planning +121% $9.0bn Proposal development $4.6bn $0.6bn $8.8bn $7.2bn Evaluation $4.0bn May 2019 2017A 2018A $32.8bn qualified pipeline does not include $20bn+ of IDIQ ceiling value Source: PAE management 25 Note: Pipeline data as of May 2019

3 PAE’s Developed IDIQ Growth Strategy Offers Significant Upside Potential IDIQ contract summary Notable PAE IDIQ vehicles Market segment Ceiling value ($mm) Period of Performance (PoP) CFT Force Readiness $11,400 2016 – 2023 AFCAP Lifecycle Logistics Operations $5,000 2015 – 2020 ETSC Training Support $2,400 2018 – 2023 AFRICAP Humanitarian and Stability Operations $1,500 2017 – 2022 GATA Humanitarian and Stability Operations $992 2017 – 2022 CTRIC Counter-Terrorism Solutions $970 2018 – 2026 ACOTA / GPOI Humanitarian and Stability Operations $600 2018 – 2023 HASC Humanitarian and Stability Operations $2541 2016 – 2024 IDIQ ceiling of $20bn+ represents significant upside to current pipeline of opportunities Select IDIQs Adj. EBITDA Overview ETSCï® Support the Program Executive Office for Simulation, Training and Instrumentation (PEO-STRI) ï® First large prime Army training contract that PAE has won 2019E 2021E AFRICAPï® Supports execution of foreign policy initiatives in Africa since 1998 ï® Awarded 50+ AFRICAP task orders in 25 countries across sub-Saharan Africa 2016A 2018A Historical track record of driving growth on IDIQs with meaningful potential in the forecast Source: PAE management 1 Reflects total value awarded to PAE 26 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

4 Proven Ability to Increase Total Addressable Market, Drive Growth and Expand Margin Through M&A Acquisitions have added higher value, margin enhancing contracts in new markets for PAE TAM GFY 20131 TAM GFY 20181 TAM GFY 20231 GMS NSS Information Optimization Logistics & Stability Information Logistics & Stability Operations Logistics & Stability Optimization Operations Counter-Threat Operations Infrastructure Solutions Counter-Threat Infrastructure Mgt. Infrastructure Solutions Mgt. $19.7bn Mgt. $37.5bn $50bn+ Force Force Force Readiness Readiness Readiness Claims Processing Lab Intelligence Management Analysis PAE’s 2013-2018 acquisitions Brought access to DHS and DoJ and enhanced Further expanded PAE’s Information Optimization PAE’s Information Optimization portfolio with new position providing business process outsourcing litigation support, training and biometrics capabilities and background investigation to FedCiv customers 2013 2014 2015 2016 2017 2018 2019 Provided capabilities in space support and Expanded the reach of PAE’s NSS PAE gained access to USAID and test & training ranges and strengthened business into DoD customers, strengthened its humanitarian and PAE’s Infrastructure Management foothold especially supporting the Army stability operations offering Source: Avascent Market Study 27 1 Represents total addressable market (“TAM”) size

4 PAE Possesses a Robust Pipeline of Actionable M&A Opportunities to Materially Scale, Expand Services and Increase Margin Profile Key pillars of M&A strategy Select M&A targets Strategic rationale New ï® Build scale and drive meaningful synergies through the Margin Profile Market acquisitions of similar businesses Target Aïƒ¼ + ï® Leverage PAE brand and existing deep relationships to Target Bïƒ¼ + chase larger awards with relevant experience acquired from smaller strategic acquisitions Target Cïƒ¼ +ï® Continue evolution into faster growing, higher-margin NSS Target D +ï® Enhances total pipeline through addition of new capabilities Target Eïƒ¼ + and ability to bid new customers and service areas Target Fïƒ¼ = $8.9bn+ Target Gïƒ¼ = Cumulative revenue from targets in current acquisition pipeline + Margin Expansion Opportunity = Marginal Neutral Capabilities and end markets of focus in PAE’s M&A strategy Grow Core Capabilities Expand Core Capabilities Penetrate Adjacent Markets Logistics & Stability Operations Customer expansion Claims Processing Infrastructure Management Market share expansion Lab Management Force Readiness Competitiveness through scale Intelligence Analysis PAE is uniquely positioned to capitalize on an abundance of available Government Services assets and lead long-overdue sector consolidation Source: PAE management 28

3. Financial Detail

Strong and Consistent Financial Profile With Predictable EBITDA and Free Cash Flow Summary financials ($mm) Commentary GMS NSS ï® Revenue growth driven by strong industry $2,912 tailwinds, continued on-contract growth and $2,722 $2,797 expanded contract opportunities mm) $2,470 $2,605 ( $ $702 $939 $631 $636 $676 ï® Robust backlog of $6.8bn represents the $1,839 $1,969 $2,046 $2,095 $1,972 Revenue largest in the Company’s history PF2017A PF2018A 2019E 2020E 2021E ï® Increased business development spend in 1 GMS NSS mm) the NSS division, which targets key higher growth areas of the US government budget, $ ( $187 $174 $157 $161 is projected to drive growth $142 $59 $77 $46 $52 EBITDA $44 ï® Augmented by stability and predictability of Adjusted $98 $111 $110 $115 $110 the GMS division PF2017A PF2018A 2019E 2020E 2021E Flexible cost and global scale allow ï® structure PAE to maintain consistent performance with 3 95% 96% 97% 97% 97% a stable margin profile CapEx 2 less ï® High free cash flow generation with minimal conversion capex requirements supports average EBITDA conversion of 97%+ PF2017A PF2018A 2019E 2020E 2021E Source: PAE management Note: Historical periods pro forma for acquisitions 1 Segment financials include allocation of Public Company Costs and JV-related EBITDA adjustment for both the historical and forecast period 2 Defined as (EBITDA less Capex) / Adjusted EBITDA 3 Capex excludes one-time Costpoint implementation expense 30 Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Strong September 2019 Year-to-Date Momentum Leads to Confidence in Achieving / Surpassing 2019 Plan Revenue ($mm) $2,737 $2,605 ~$450mm ~$1.7bn $2,067 Contract value of recent Contract value of new $1,935 recompete wins business wins Select Wins ï® Classified Contract – $307mm TCV ï® Diplomatic Platform Support Services – $6,000mm IDIQ ceiling valueï® Classified Contract – $74mm TCV ï® Classified Contract – $65mm TCV PF 9M 2018A PF 9M 2019A PF2018A PF LTM (9/30/19) ï® ETSC recent task orders – $33mm TCV Adj. EBITDA ($mm) ï® Adjusted EBITDA expanded from new business partly offset by margin compression from $161 $157 recompetes $127 $123 PF 9M 2018A PF 9M 2019A PF2018A PF LTM (9/30/19) Source: PAE management 31 Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation”

PAE is Executing a Margin Expansion Strategy With a Proven Track Record Illustrative PAE Adj. EBITDA margin bridge A Track record of year-over-year EBITDA growth on current contracts driven by strong program 8.0%+ management with margin improvements and operating efficiency enhancements implemented by scaled group of in-house Six 6.0% Sigma experts B Pipeline for faster growing, higher margin NSS business increased from $4.7bn to $18.3bn from 2016 to May 2019 C Numerous acquisition targets across GMS and A B C D NSS that would be accretive to margin profile Strong track record of successfully integrating PF2018A On-Contract Shift in Bid Acquisition of Synergies Long-Term Target D Margin Expansion Pipeline to Higher Higher Margin acquisitions and achieving meaningful Margin NSS Businesses synergies Opportunities Peer Case Studies Peer #1 Peer #2 Peer #3 ïƒ¼ $450mm gross synergies related to mergerïƒ¼ $70mm net synergiesïƒ¼ $90mm net synergiesïƒ¼ Portfolio shapingïƒ¼ Exit of lower-margin businessesïƒ¼ Higher-margin M&A 10.4% 10.1% 9.0% 9.1% 7.9% 6.5% 2014A 2021E 2014A 2021E 2014A 2021E Source: PAE management, FactSet and Thomson Eikon as of 01/06/20 Note: Financials for peer case studies calendarized to 12/31 Note: PF2018A Revenue in this presentation reflects results of an updated audit reflecting impacts of ASC606 32 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

4. Transaction Summary

Transaction Terms ï® Pro forma enterprise value of $1,552 million (8.9x 2020E Adj. EBITDA)ï® Pro forma 2019E net debt / 2019E Adj. EBITDA of 3.4x1 ï® Existing PAE shareholders to be paid $435 million cash consideration3 and issued 27.1 million roll-over shares in PAE at closeï® The transaction is expected to close in Q1 2020 Pro Forma Valuation Sources & Uses ($ in millions, except per share values) Pro Forma for ($ in millions) Transaction Close Sources Gores Holdings III Illustrative Share Price $10.00 Gores Holdings III Cash3 $400.0 x Pro Forma Shares Outstanding (M)2 98.0 Additional PIPE Investors $220.0 Total Equity Value $979.7 Total Sources $620.0 Plus: Pro Forma Net Debt 572.1 Pro Forma Enterprise Value $1,551.8 Uses Cash Consideration3 $435.3 Transaction Multiples EBITDA Multiple Debt Re-payment $159.7 EV / 2020E Adj. EBITDA $174.0 8.9x Gores Holdings III Transaction Costs $25.0 PF Net Debt / 2019E Adj. EBITDA1 $165.9 3.4x Total Uses $620.0 Pro Forma Net Debt to Adj. EBITDA Progression4 Illustrative Post-Transaction Ownership Detail5 3.4x 2.7x Platinum Equity, 28% SPAC 1.8x Shareholders, 41% Gores Holdings III, 7% 2019PF at Txn Close 2020E 2021E Additional PIPE Investors, 24% 1 Pro forma net debt at close of $572.1M based on total debt of $777.6M, $45.8M cash balance and $159.7M of debt paydown. PF 2019E net leverage based on 2019E EBITDA pre-public company costs and JV-related EBITDA adjustment 2 Pro forma share count includes 40.0M Gores Holdings III public shares, 7.0M Gores Holdings III Founder shares, 27.1M rollover shares issued to sellers and 23.9M shares issued to additional PIPE investors 3 Assumes no Gores Holding III stockholder has exercised its redemption rights to receive cash from the trust account. This amount will be reduced by the amount of cash used to satisfy any redemptions 4 Reflects outstanding net debt of $572.1M in 2019E, $471.6M in 2020E and $345.9M in 2021E 5 Assumes a nominal share price of $10.00. Ownership excludes impact of earnout. Existing PAE shareholders to receive an additional earnout to vest over 4 share price hurdles (receive 1.0M shares at each of the following share prices: $13.00, $15.50, $18.00 and $20.50) 34 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Attractive Entry Point for New Investors Total Enterprise Value / 2020E EBITDA Primary Peers Median: 12.1x Median: 13.6x ï® Strong cash flow yield with clear path to increase over time 15.9x ï® M&A – margin expansion + broader addressable market 14.9x 14.4x 13.6x 12.8x 12.1x 11.6x 8.9x Source: Company filings, Management materials, FactSet and Thomson Eilkon as of 01/06/20 Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition 35 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Significant Upside Potential for PAE as a Combination of Revenue Growth and EBITDA Margin Drives Valuation in Government Services ïƒ¼ Additional upside potential in stock given its near-term opportunities to further increase revenue growth and EBITDA margins both organically and inorganicallyïƒ¼ On Monday October 14, 2019, AECOM announced it has agreed to sell its Government Services business (~$3.7 billion revenue and ~5.6% EBITDA margins) for $2.4 billion, which reflects a multiple of 11.6x FY2019 EBITDA EV / 2020 EBITDA vs. 2019 – 2021 Revenue CAGR EV / 2020 EBITDA vs. 2019 EBITDA Margin PAE’s growth rate implies PAE’s implied entry is undervalued PAE’s plan is to move margins up via acquisitions, which will further support multiple expansion 18.0x 18.0x 16.0x 16.0x 14.0x 14.0x EBITDA 12.0x EBITDA 12.0x 20202020 // (Government Services EV 10.0x EV 10.0x business)1 Entry Entry 8.0x 8.0x 6.0x 6.0x 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2019—2021 Revenue CAGR 2019 EBITDA Margin Company Primary Peers Trend Source: Company filings, Management materials, equity research, FactSet and Thomson Eikon as of 01/06/20 1 Represents an estimated TEV / FY2020E EBITDA multiple based on equity research. AECOM’s fiscal year end is September Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; 36 ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

PAE Leads Peers in Free Cash Flow Efficiency CY’20E FCF1 $141 $699 $298 $545 $1,050 $1,174 $542 $169 Primary Peers Median: 89.7% Median: 89.6% 97.0% 94.0% 86.9% 89.6% 89.7% 90.9% 86.8% CY’20E FCF / 69.1% EBITDA Source: Company filings, Management materials, FactSet and Thomson Eikon as of 01/06/20 1 Defined as EBITDA less Capex Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition 37 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Valuation Benchmarking Total Enterprise Value / 2019E EBITDA Total Enterprise Value / 2020E EBITDA Primary Peers Primary Peers Median: 13.2x Median: 12.1x 17.0x 16.3x 15.9x Median: 15.0x 15.2x Median: 13.6x 15.0x 14.9x 14.4x 13.2x 13.3x 13.6x 12.8x 12.0x 11.6x 12.1x 9.6x 8.9x Total Enterprise Value / 2019E Cash Flow1 Total Enterprise Value / 2020E Cash Flow1 Primary Peers Primary Peers Median: 14.1x Median: 12.9x 25.3x Median: 16.9x Median: 15.1x 23.0x 19.2x 16.9x 17.1x 17.1x 16.0x 15.1x 15.9x 14.1x 14.8x 13.7x 12.9x 12.9x 9.9x 9.2x Source: Company filings, Management materials, FactSet and Thomson Eikon as of 01/06/20 1 Cash flow calculated as EBITDA less Capex Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition 38 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

I. Appendix: Supplemental Materials

Valuation Levels Continue to Rise Across PAE’s Public Peer Universe Share price evolution Total Enterprise Value / 2020E EBITDA evolution Deal Agreement1 Deal Annoucement2 Deal Agreement1 Deal Annoucement2 s $79.67 13..9% $94.41 (3 (3 .9%) .9%) s 10.0x 1..6x x 11.9x (0 (0 .3x) .3x) r Pee Pee r y $37.19 15 15..6% 6% $33.97 26 26 .6% .6% y 12.2x 0..6x 10.9x 11 .9x .9x imar r r imar P $82.62 7..0% $80.51 99 .8% .8% P 11.5x 0..6x 11.4x 00 .7x .7x Median — 13..9% — 99 .8% .8% Median 11.5x 0..6x 11.4x 00 .7x .7x $68.79 7..3% $68.23 88 .2% .2% 14.8x 0..1x x 14.2x 00 .6x .6x $211.37 22..2% $218.15 18 18 .4% .4% 11.8x 1..8x x 11.9x 11 .7x .7x r s r s Pee 22.6% 24.2% Pee 1.7x 2.0x $81.86 22.6% $80.81 24.2% 12.7x 1.7x 12.4x 2.0x O ther O ther $69.11 16..8% $69.48 16 16 .2% .2% 14.2x 1 1..7x 7x 14.3x 11 .6x .6x $39.05 44..7% $46.24 22 22 ..2% .2% 7.6x 2 2..2x 2x 8.2x 11 .6x .6x Median — 22..2% — 18 18 .4% .4% Median 12.7x 1..7x 12.4x 11 .6x .6x Median – All — 16..2% — 17 17 .3% .3% Median – All 12.0x 1..6x 11.9x 11 .6x .6x Source: Company filings, Management materials, FactSet and Thomson Eilkon as of 01/06/20 â^† Since 1 Represents market detail as of August 2, 2019, the trading day on which Gores Holdings III and Platinum Equity came to a handshake agreement regarding the acquisition of PAE As of January 6, 2020 2 Represents market detail as of October 28, 2019, the trading day referenced in the Deal Announcement Investor Presentation which was filed on November 1, 2019 Note: CACI pro forma for LGS Innovations, Mastodon Design, Next Century Corporation, Linndustries Shielding Specialties and Deep3 acquisitions; Jacobs pro forma for Wood’s Nuclear Business and KeyW acquisitions as well as divestiture of Energy, Chemicals and Resources (ECR) segment; Leidos pro forma for Dynetics acquisition; ManTech pro forma for Kforce Government Solutions acquisition; SAIC pro forma for Engility acquisition; Parsons pro forma for QRC acquisition 40 Note: With respect to Non-GAAP financial measures, see slide 1 “Use of Non-GAAP Financial Measures” under “Disclaimer” and slide 42 “Pro Forma Consolidated Adjusted EBITDA Reconciliation” Note: Projections use PAE estimates. With respect to projections, see slide 1 “Use of Projections” under “Disclaimer”

Industry Leader With a Strong Global Brand and a Long Track Record of Success Recent case studies underscore PAE’s successful strategy Enterprise Training Support Contract (ETSC) Kennedy Space Center ï® Contract overview: Provide and manage training and training ï® Contract overview: Provide mission-focused operations and assistance for the US Army’s Program Executive Office for maintenance support for facilities, systems, equipment and utilities at Simulation, Training and Instrumentation (PEO-STRI) NASA’s Kennedy Space Centerï® Contract highlight: PAE was one of only three large contractors ï® Contract highlight: Won contract due to excellent technical awarded the contract qualifications and past performance ï® Contract value: $2.4bn1 Contract 600mmï® value: $ï® Year won: 2018ï® Year won: 2018 Global Anti-Terrorism Assistance (GATA) BioWatch ï® Contract overview: Provides qualified instructors for specialized ï® Contract overview: Supports the Department of Homeland training to the Department of State’s Diplomatic Security’s (DS) Security (DHS) with the early identification of airborne Office of Anti-Terrorism Training Assistance biological agent threats in the continental United States ï® Contract highlight: Represents PAE’s first major contract with ï® Contract highlight: Represents PAE’s first biological warfare laboratory the DS section of DoS prime contract and provides opportunity to build track record and drive ï® Contract value: $992mm1 growth in the national laboratory management market ï® Contract value: $75mmï® Contract won: 2018ï® Year won: 2019 PAE leverages its recognized brand and proven expertise to foster new and existing relationships and win incremental contracts 2015, 2016, 2017, 2018 2017 2017 Top Professional Services provider services firm 100 Defense News #1 #1 to the DoS 2017 Washington List 2017 BGOV200 Report Technology Top 100 Source: PAE Management 41 1 IDIQ ceiling value

Pro Forma Consolidated Adjusted EBITDA Reconciliation Fiscal Year Ended Nine Months Ended [1] Pre-acquisition results – Results of FCi, Macfadden, and TDSL, including 2017A 2018A LTM Q3 Q3 Q3 pre-acquisition due-diligence adjustments 2019A 2018A 2019A [2] Planned divestitures – Includes PAE ISR costs and other assets outside the Net income (52.0) (31.0) (51.9) (14.3) (35.2) transaction perimeter [3] M&A costs (acquisitions) – Reflects transaction related expenses incurred Interest expense, net 74.7 84.4 87.4 62.2 65.3 in connection with historical acquisitions Income taxes, net (39.6) (1.7) (0.3) (3.3) (1.9) [4] Non-recurring items – Includes non-recurring professional fees, gain/loss Depreciation and amortization 131.6 48.3 45.6 37.2 34.5 on disposal of fixed assets, settlements and non-recurring severance costs Reported EBITDA $114.7 $99.9 $80.8 $81.7 $62.7 [5] Non-cash items – Includes idle facilities charges for facilities the Company no longer occupies, pension curtailment costs and unrealized FX gains / losses [1] Pre-acquisition results 14.0 (0.0) (0.2) (0.0) (0.2) [6] Out-of-period adjustments – Includes contract accounting adjustments to [2] Planned divestitures 9.3 31.7 48.1 26.2 42.7 normalize when profits and losses are incurred vs. recognized due to percentage Baseline EBITDA $138.0 $131.6 $128.7 $107.9 $105.1 of completion GAAP accounting treatments and adjustments to normalize true-ups of prior period estimates Adjustments: [7] Sponsor fees – Management fees and out of pocket expenses paid to the [3] M&A costs 7.1 4.5 8.4 4.1 8.0 Company’s private equity sponsor for general management, transactional, financial and other corporate advisory services [4] Non-recurring items 1.9 7.3 10.1 6.1 8.9 [8] Other – Includes adjustments related to adjustments to offset capitalized [5] Non-cash items (10.1) 7.9 (3.2) 8.8 (2.2) internal labor and state income taxes that were not captured in reported income tax expense [6] Out-of-period adjustments 17.3 10.9 13.2 1.4 3.7 [9] Cost plus impact of adjustments – Adjustments to offset the revenue [7] Sponsor fees 5.9 5.0 5.0 3.8 3.8 related to reimbursable costs that have been added back [8] Other 1.0 (1.3) 0.7 (1.9) 0.1 [10] ASC Contract – Reflects pro forma adjustment for restructuring of ASC [9] Cost plust impact of adjustments (3.4) (3.3) (0.2) (2.2) 0.9 contract within NSS segment by DHS; normalizes historical performance relative to new contract terms Adjusted EBITDA $157.6 $162.5 $162.7 $128.0 $128.2 [11] Public company costs – Reflects estimated public company related [10] ASC Contract (12.8) (2.7) 0.0 (2.9) 0.0 expenses [11] Public company costs (3.0) (3.0) (3.0) (2.3) (2.3) [12] Pro forma adjustments – Includes estimated run-rate rent expense [12] Pro forma adjustments 1.5 1.1 savings for the recent facility consolidation, pro forma compensation savings of terminated employees and the cost reimbursement revenue impact of the Pro forma (PF) adjusted EBITDA $141.8 $156.8 $161.2 $122.9 $127.1 aforementioned pro forma adjustments Source: PAE management Note: Fiscal year end of December 31 42

Glossary Acronym Definition Acronym Definition ACOTA African Contingency Operations Training and Assistance Program Int’l International Organizations AFCAP Air Force Contract Augmentation Program JV Joint Venture AFRICAP Africa Peacekeeping Program LOGCAP Logistics Civil Augmentation Program ASC Application Support Center NASA National Aeronautical and Space Agency BLISS Baghdad Life Support Services NATO North Atlantic Treaty Organization BOS Base Operating Support NMS National Maintenance Strategy CFT Contract Field Teams NSF National Science Foundation CIA Central Intelligence Agency NSS National Security Solutions CONUS The Contiguous United States O&M Operations & Maintenance CTRIC Cooperative Threat Reduction Integrating Contract OCO Overseas Contingency Operations DHS Department of Homeland Security OCONUS Outside Continental United States DOD Department of Defense PEO-STRI Program Executive Office for Simulation Training and Instrumentation DOE Department of Energy POP Period of Performance DOJ Department of Justice RFP Request for Proposal DOS Department of State SACOM Synergy Achieving Consolidated Operations and Maintenance DTRA Defense Threat Reduction Agency SOCOM Special Operations Command ETSC Enterprise Training Support Contract TAM Total Addressable Market FPDS Federal Procurement Data System T&M Time & Materials GATA Global Anti-Terrorism Assistance TACOM US Army Tank-Automotive and Armaments Command GFY Government Fiscal Year UN United Nations GMS Global Mission Services USAF US Air Force GPOI Global Peace Operations Initiative USAID United States Agency for International Development HASC Humanitarian Assistance Support Contract USCIS US Citizenship and Immigration Services IC Intelligence Community USMC United States Marine Corps IDIQ Indefinite Delivery / Indefinite Quantity USPS United States Postal Service IED Improvised Explosive Device 43